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                                                                    EXHIBIT 23.2
                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The Home Depot, Inc.:



We consent to the use of our report incorporated herein by reference.

                                                  /s/KPMG LLP
                                                   KPMG LLP


Atlanta, Georgia
June 4, 2001